Exhibit 99.1

Marchex Announces Third Quarter 2016 Results

SEATTLE – November 2, 2016-- Marchex, Inc. (NASDAQ:MCHX), a leading mobile advertising analytics company, today announced its financial results for the third quarter ended September 30, 2016.

Q3 2016 Financial Highlights

•	GAAP revenue was $30.7 million for the third quarter of 2016, compared to $36.9 million for the third quarter of 2015.
•

GAAP net loss from continuing operations was $5.9 million for the third quarter of 2016 or $0.14 per diluted share. For the third quarter of 2015, GAAP net loss from continuing operations was $191,000 or $0.00 per diluted share.

	Q3 2015	Q3 2016
GAAP Revenue	$36.9 million	$30.7 million
Call-Driven Revenue[1]	$36.1 million	$30.7 million
Non-GAAP Results[2]:
Enterprise Revenue[3]	$26.0 million	$24.0 million
Call-Driven Adjusted OIBA	$2.2 million	($3.7) million
Call-Driven Adjusted EBITDA	$3.1 million	($2.9) million

Cash Balance	$109 million	$105 million

•	Adjusted non-GAAP earnings (loss) per share[2] from continuing operations for the third quarter of 2016 was ($0.06), compared to $0.04 for the third quarter of 2015.
•	During the third quarter of 2016, YP contributed $6.7 million in Call-Driven Revenue, compared to $10.1 million in the third quarter 2015.

[1]	Call-Driven revenue includes revenue generated from our contracts with YP.
[2]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

[3]	Enterprise Revenue represents Call-Driven revenue excluding revenue generated from our contracts with YP.

Strategic Priorities Update

•

Grow New and Existing Enterprise Client Relationships. We are making progress with customer initiatives, including new clients and our pipeline.  We added 25 new clients year to date, including in the third quarter. These new relationships add to our customer footprint, which includes 17 of the top Fortune 500 global brands.

•

Accelerate Product Innovation. Marchex Display Analytics reached another milestone and is now available through select strategic partnerships and we expect to launch to general availability in the fourth quarter. Marchex Display Analytics measures the effectiveness of display and other digital media in driving call conversions and is expanding its ability to measure the consumer journey and interplay between search and display.  With the availability of Marchex Display Analytics, the Marchex Analytics platform gets closer to its mission to measure offline sales, and audience and consumer intent from digital advertisements across every channel and every device. Through our expanding integration footprint, our Marchex Display Analytics technology has access to more than 90% of impressions available in the U.S.

•

Expand Global Strategic Partnerships. We have a new integration with DoubleClick Campaign Manager’s newly released Conversions API. With this integration, marketers can securely upload Marchex Display Analytics data to DoubleClick and attribute inbound phone calls to digital and mobile advertising programs, providing a more complete view of media performance. DoubleClick customers can now take advantage of the rich phone call data that Marchex provides to better understand their customers and campaigns.

“Marchex has a unique position in the mobile advertising analytics market by virtue of our customer base, technology and products and we expect to make progress toward improving our financial performance and returning Marchex to profitability as soon as possible,” said Michael Arends, Chief Financial Officer.

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of November 2, 2016.

Total Call-Driven financial guidance for the Fourth Quarter ending December 31, 2016

Call-Driven Revenue[1]	$26 million or more
Call-Driven Adjusted OIBA[2]	a loss of ($3) million to a loss of ($4) million
Call-Driven Adjusted EBITDA[2]	a loss of ($2) million to a loss of ($3) million

Total Call-Driven financial guidance for the Fiscal Year ending December 31, 2016

Call-Driven Revenue[1]	$127 million or more
Call-Driven Adjusted OIBA[2]	a loss of ($10) million to a loss of ($11) million
Call-Driven Adjusted EBITDA[2]	a loss of ($6.5) million to a loss of ($7.5) million

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, November 2, 2016 to discuss its third quarter ended September 30, 2016 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com.  An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising analytics company that connects online behavior to real-world, offline actions.  By linking critical touchpoints in the customer journey, Marchex’s products enable a 360-degree view of marketing effectiveness.  Brands and agencies utilize Marchex’s products to transform business performance.

Please visit www.marchex.com, www.marchex.com/blog/ or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the Company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements which are described in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 2, 2016 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Adjusted non-GAAP earnings (loss) per share and Call-Driven and Archeo and Other Adjusted OIBA and EBITDA. Marchex also provides Enterprise Revenue, which represents Call-Driven revenue excluding revenue generated from our contracts with Yellowpages.com LLC (“YP”).

OIBA represents income (loss) from operations plus stock-based compensation expense. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex's management uses Adjusted OIBA, which excludes acquisition and disposition related costs and impairment of goodwill, as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, acquisition and disposition related costs, and impairment of goodwill. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and disposition related costs, and impairment of goodwill. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations.

Call-Driven Adjusted OIBA and EBITDA and Archeo and Other Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven and Archeo segments. The Call-Driven Adjusted OIBA and EBITDA  includes all Marchex general corporate overhead costs.  The Archeo and Other Adjusted OIBA and EBITDA in 2016 primarily includes transition activities provided to the buyer of the Archeo assets which are not material. Financial analysts and investors may use Adjusted OIBA and EBITDA and Enterprise Revenue to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP earnings (loss) per share represents Adjusted non-GAAP net income (loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income (loss) applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs, (3) interest and other income (expense), (4) discontinued operations, net of tax,  (5) dividends paid to participating securities and (6) impairment of goodwill.  Financial analysts and investors may use Adjusted non-GAAP earnings (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended		Nine Months Ended
	September 30,		September 30,
	2015	2016	2015	2016
Revenue	$36,852	$30,749	$108,113	$101,146
Expenses:
Service costs (1)	20,003	18,505	59,166	60,964
Sales and marketing (1)	4,266	5,562	11,969	16,733
Product development (1)	7,769	6,832	23,608	21,859
General and administrative (1)	4,721	5,320	14,925	15,815
Acquisition and disposition related costs	81	354	199	662
Total operating expenses	36,840	36,573	109,867	116,033
Impairment of goodwill	—	—	—	(63,305)
Income (loss) from operations	12	(5,824)	(1,754)	(78,192)
Interest expense and other, net	(12)	(15)	(52)	(90)
Loss from continuing operations before provision for income taxes	0	(5,839)	(1,806)	(78,282)
Income tax expense	191	15	11	40
Net loss from continuing operations	(191)	(5,854)	(1,817)	(78,322)
Discontinued operations:
Income from discontinued operations, net of tax	37	—	5,084	—
Gain on sale from discontinued operations, net of tax	163	—	22,195	—
Discontinued operations, net of tax	200	—	27,279	—
Net income (loss)	9	(5,854)	25,462	(78,322)
Dividends paid to participating securities	—	—	(37)	—
Net income (loss) applicable to common stockholders	$9	$(5,854)	$25,425	$(78,322)

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$(0.00)	$(0.14)	$(0.04)	$(1.88)
Discontinued operations, net of tax	$0.00	$—	$0.66	$—
Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$0.00	$(0.14)	$0.62	$(1.88)
Dividends paid per share	$—	$—	$0.04	$—
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	5,233	5,233	5,233	5,233
Class B	36,120	36,639	35,980	36,372
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	5,233	5,233	5,233	5,233
Class B	41,353	41,872	41,213	41,605
(1) Includes stock-based compensation allocated as follows:
Service costs	$273	$160	$1,046	$565
Sales and marketing	339	353	893	1,321
Product development	620	206	1,843	1,367
General and administrative	1,119	1,060	4,027	3,993
Total	$2,351	$1,779	$7,809	$7,246

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
Assets	2015	2016
Current assets:
Cash and cash equivalents	$109,155	$105,275
Accounts receivable, net	24,621	21,579
Prepaid expenses and other current assets	1,784	1,995
Refundable taxes	127	117
Total current assets	135,687	128,966
Property and equipment, net	5,778	3,913
Intangibles and other assets, net	222	220
Goodwill	63,305	—
Total Assets	$204,992	$133,099
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$9,460	$7,960
Accrued expenses and other current liabilities	6,712	8,300
Deferred revenue	692	362
Total current liabilities	16,864	16,622
Other non-current liabilities	662	266
Total Liabilities	17,526	16,888
Class A common stock	55	55
Class B common stock	368	381
Treasury stock	(238)	(2)
Additional paid-in capital	350,799	357,617
Accumulated deficit	(163,518)	(241,840)
Total Stockholders' Equity	187,466	116,211
Total Liabilities and Stockholders' Equity	$204,992	$133,099

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income (Loss) Before Amortization (OIBA)

and Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2016	2015	2016
Income (loss) from operations	$12	$(5,824)	$(1,754)	$(78,192)
Stock-based compensation	2,351	1,779	7,809	7,246
Operating income (loss) before amortization (OIBA)	2,363	(4,045)	6,055	(70,946)
Acquisition and disposition related costs	81	354	199	662
Impairment of goodwill	—	—	—	63,305
Adjusted operating income (loss) before amortization (Adjusted OIBA) - Consolidated	$2,444	$(3,691)	$6,254	$(6,979)
Less: Archeo and Other Adjusted OIBA[1]	267	18	45	45
Call-Driven Adjusted OIBA[1]	$2,177	$(3,709)	$6,209	$(7,024)

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2016	2015	2016
Net cash provided by (used in) operating activities	$7,563	$(220)	$12,000	$(2,873)
Changes in asset and liabilities	(4,299)	(3,085)	1,813	(2,438)
Income tax expense	191	15	11	40
Acquisition and disposition related costs	81	354	199	662
Interest expense and other, net	12	12	52	87
Income from discontinued operations, net of tax	(37)	—	(5,102)	—
Tax effect on gain on sale of discontinued operations	(163)	—	—	—
Adjusted EBITDA - Consolidated	$3,348	$(2,924)	$8,973	$(4,522)
Less: Archeo and Other Adjusted EBITDA[1]	267	18	45	45
Call-Driven Adjusted EBITDA[1]	$3,081	$(2,942)	$8,928	$(4,567)

Net cash provided by (used in) investing activities	$(1,260)	$(235)	$21,580	$(829)

Net cash used in financing activities	$(1,798)	$(47)	$(4,676)	$(178)

[1]

The financial results have been derived from the condensed consolidated financial statements. In April 2015, Marchex divested certain Archeo domain name and related assets and the operating results of these divested assets are included in discontinued operations, net of tax, in the condensed consolidated financial statements. In December 2015, Marchex sold the remaining Archeo assets and its operating results are included in continuing operations for 2015. Unless otherwise indicated, information presented in these financial tables relates only to Marchex's continuing operations. In 2016, Other operating results related primarily to transition activities provided to the buyer of the Archeo assets and were not significant.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP loss per share to Adjusted Non-GAAP earnings (loss) per share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2016	2015	2016
Adjusted Non-GAAP earnings (loss) per share from continuing operations	$0.04	$(0.06)	$0.10	$(0.11)
Net loss from continuing operations applicable to common stockholders - diluted (GAAP loss per share)	$(0.00)	$(0.14)	$(0.04)	$(1.88)
Shares used to calculate diluted net loss from continuing operations per share applicable to common stockholders	41,353	41,872	41,213	41,605
Net income (loss) applicable to common stockholders	$9	$(5,854)	$25,425	$(78,322)
Stock-based compensation	2,351	1,779	7,809	7,246
Acquisition and disposition related costs	81	354	199	662
Impairment of goodwill	—	—	—	63,305
Interest expense and other, net	12	15	52	90
Dividends paid to participating securities	—	—	37	—
Discontinued operations, net of tax	(200)	—	(27,279)	—
Estimated impact of income taxes	(662)	1,248	(2,182)	2,342
Adjusted Non-GAAP net income (loss) from continuing operations	$1,591	$(2,458)	$4,061	$(4,677)
Adjusted Non-GAAP earnings (loss) per share from continuing operations	$0.04	$(0.06)	$0.10	$(0.11)

Shares used to calculate diluted net income (loss) from continuing operations per share applicable to common stockholders (GAAP)	41,353	41,872	41,213	41,605
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	394	—	373	—
Diluted shares used to calculate Adjusted Non-GAAP earnings (loss) per share [1]	41,747	41,872	41,586	41,605

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP earnings (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP earnings (loss) per share.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary Information

(in thousands)

(unaudited)

NON-GAAP MEASURES

CONSOLIDATED[1]	Q315	Q316	YTD Q315	YTD Q316
GAAP Revenue	$36,852	$30,749	$108,113	$101,146
Adjusted OIBA	$2,444	$(3,691)	$6,254	$(6,979)
Adjusted EBITDA	$3,348	$(2,924)	$8,973	$(4,522)

CALL-DRIVEN	Q315	Q316	YTD Q315	YTD Q316
GAAP Revenue	$36,135	$30,749	$105,621	$101,125
Adjusted OIBA	$2,177	$(3,709)	$6,209	$(7,024)
Adjusted EBITDA	$3,081	$(2,942)	$8,928	$(4,567)

ENTERPRISE REVENUE[2]	Q315	Q316	YTD Q315	YTD Q316
Call-Driven GAAP Revenue	$36,135	$30,749	$105,621	$101,125
Less: YP Revenue	$10,128	$6,747	$31,247	$23,357
Enterprise Revenue	$26,007	$24,002	$74,374	$77,768

[1]

In April 2015, Marchex divested certain Archeo domain name and related assets and the operating results of these divested assets are included in discontinued operations, net of tax, in the condensed consolidated financial statements. In December 2015, Marchex sold the remaining Archeo assets and its operating results are included in continuing operations for 2015. In 2016, there were Other operating activities that related primarily to transition activities provided to the buyer of the Archeo assets and were not significant. Unless otherwise indicated, information presented in these financial tables relates only to Marchex's continuing operations.

[2]	Enterprise Revenue, also referred to as “Call-Driven Revenue excluding YP”, represents Call-Driven revenue excluding revenue generated from our contracts with YP.